UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                                  Probex Corp.
             (Exact name of registrant as specified in its charter)



         Delaware                       001-15567                33-0294243
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)

                      15510 Wright Brothers Drive
                           Addison, TX                    75001
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (972) 788-4772



          (Former name or former address, if changed since last report)

Item 7.  Financial Statement and Exhibits

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

                 Exhibit
                 Number                Description of Exhibit
                 -------               ----------------------

                  99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9. Regulation FD Disclosure

         On August 14, 2002, Probex Corp. (the "Company") submitted to the Securities and Exchange Commission, along with the Company's Report on Form 10-QSB for the quarter ended June 30, 2002, a written certification by its chief executive officer, Charles M. Rampacek, and its chief financial officer, Bruce
A. Hall, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of the certification is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PROBEX CORP.



Date:   August 14, 2002                     By:  /s/ Bruce A. Hall
                                                 -------------------------------
                                            Name:    Bruce A. Hall
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS


                 Exhibit
                 Number                Description of Exhibit
                 -------               ----------------------

                  99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.